Exhibit (11) under N-1A
                         Exhibit 23 under Item 601/Reg SK



                              ARTHUR ANDERSEN LLP









                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the use in Post-Effective Amendment No. 13 to Form N-1A Registration Statement of Trust for Government Cash Reserves of our report dated January 12, 1996, included in or made part of this registration statement.



                                                     By: /s/ Arthur Anderson LLP
                                                             ARTHUR ANDERSEN LLP


Pittsburgh, Pennsylvania,
January 19, 1996